EXHIBIT 10.2c



                            1987 SUPPLEMENTARY POWER CONTRACT


     This 1987 Supplementary  Power Contract,  dated as of the 1st day of April,

1987,  is entered into by and between  Connecticut  Yankee  Atomic Power Company

("Connecticut Yankee") and The United Illuminating Company ("Purchaser").

Basic Understandings
--------------------

         Connecticut  Yankee and the Purchaser  are parties to a Power  Contract dated as of July 1, 1964 ("Power Contract").  Pursuant to the Power Contract and

other  similar  contracts   (collectively,   the  "Power   Contracts")   between

Connecticut Yankee and its other purchasers  (collectively,  with the Purchaser,

the  "Purchasers"),  Connecticut  Yankee  supplies to the  Purchasers all of the capacity and electric energy available from the nuclear generating unit owned by

Connecticut  Yankee at a site adjacent to the  Connecticut  River in the Town of

Haddam, Connecticut (the "Unit"). The Power Contracts have a term of thirty (30)

years following January 1, 1968, the date on which the Unit commenced commercial operation.


         Connecticut  Yankee and the Purchaser are also parties to an Additional

Power Contract,  dated as of April 30, 1984

("Additional  Power Contract").  The Additional Power Contract and other similar contracts  (collectively,  the "Additional Power Contracts") between Connecticut

Yankee and its other purchasers provide for extension of their respective rights and obligations  following the December 31, 1997  termination  date of the Power

Contract and continuing during the Unit's service life following January 1, 1998 and termination of all decommissioning obligations related to the Unit.


         Pursuant to the Power Contract and the Additional  Power Contract,  the

Purchaser is entitled and  obligated to take its  entitlement  percentage of the capacity and net electrical output of the Unit and the Purchaser is obligated to make payment of a similar portion of the costs and expenses  related to the Unit during the Unit's service life and decommissioning.


         The Power  Contract  serves as security for  obligations of Connecticut

Yankee  and  cannot  be  changed  without  the  concurrence  of  other  parties.

Therefore,  Connecticut  Yankee  and the  Purchaser  have  been  precluded  from amending the Power  Contract,  and  Connecticut  Yankee and the  Purchaser  have entered into the following additional contract arrangements relating to the Unit

(collectively,  with other
similar  contract   arrangements   between  Connecticut  Yankee  and  the  other

Purchasers, the "Supplementary Power Contracts"):

   Supplementary Power Contract, dated as of March 1, 1978
   ----------------------------

   Agreement Amending Supplementary Power Contract, dated  August 22, 1980
   -----------------------------------------------

   Second Amendment Of The Supplementary Power Contract, dated October 15, 1982
   ----------------------------------------------------

   Second Supplementary Power Contract, dated as of April 30, 1984
   -----------------------------------

         Pursuant to the  Supplementary  Power  Contracts,  the Purchaser  makes monthly  supplemental  payments to  Connecticut  Yankee,  such payments being in

addition  to  the  payments   made  pursuant  to  the  Power   Contract.   These

supplementary  payments cover elements of Connecticut  Yankee's costs of owning,

operating and maintaining the Unit which are not  appropriately  provided for in the Power Contracts.  The Supplementary  Power Contracts also contain additional commitments and obligations relating to ownership,  operation and maintenance of the Unit.


         NOW THEREFORE,  in order to supersede the Supplementary Power Contracts and to restate  herein the terms and  conditions  contained  in such  superseded

Supplementary Power Contracts which Connecticut Yankee and the Purchaser wish to continue and to make the applicable provisions of this 1987 Supplementary Power

Contract  effective  during the terms of the Power  Contract and the  Additional

Power Contract,  and in consideration of the  understandings  recited herein and previously recited in the Supplementary Power Contracts, and in consideration of the  respective  undertakings  of the parties to this 1987  Supplementary  Power

Contract, Connecticut Yankee and the Purchaser hereby agree as follows:


1.       Undertakings By Connecticut Yankee
         ----------------------------------

         Connecticut  Yankee agrees to continue to operate and maintain the Unit in accordance with the  requirements of the Power Contract and Additional  Power

Contract and to use its best efforts to meet its future  financing  needs at the lowest practicable cost.


2.       Supplementary Payment To Payments Under The Power Contract
         ----------------------------------------------------------

         With  respect to each  month,  the  Purchaser  will pay to  Connecticut

Yankee the amount, if any, by which (i) the Purchaser's  entitlement  percentage of the sum of (a) Connecticut  Yankee's total  operating  expenses for the month with  respect to the Unit and (b) an amount equal to  one-twelfth  (1/12) of the composite percentage for such
month  of the net  Unit  investment,  exceeds  (ii) the  amount  payable  by the

Purchaser  for the month  pursuant to the second  paragraph  of Section 7 of the

Power Contract.


         For the purposes of determining the amount, if any, to be paid pursuant to this Section 2, the following shall apply:


         Connecticut  Yankee's  "operating  expenses"  shall include all amounts properly chargeable to operating expense accounts,  less any applicable credits thereto, in accordance with the Uniform System of Accounts (the

         "Uniform   System")   prescribed  by  the  Federal  Energy   Regulatory

         Commission  for  Class A or Class B  Public  Utilities  and  Licensees;

         provided,  that for purposes of this Supplementary Power Contract,  the accrual of depreciation shall be computed on the basis of a term ending

         May 26, 2004.


         Included in the Unit's monthly operating expenses until fully recovered shall be an amount  equal to  one-thirty  sixth  (1/36) of the interest expense accrued from April, 1983 to October,  1986,  inclusive,  on the amount due from Connecticut Yankee to the U.S. Department of Energy for disposal of prior spent nuclear fuel and associated high level radioactive material.


         Also  included  in the Unit's  operating  expenses  shall be an expense accrual for materials and supplies  which are  anticipated to remain at the end of the Unit's  operating  life,  with payment of such  accruals being determined in accordance with the following formula:

                                     1/M times (Im-Rm) = Em

            where:  "M" equals the total number of months beginning with the billing month and ending on May 26, 2004, inclusive;


                    "Im"  equals the gross book value of  inventory  as shown on

                    Connecticut  Yankee's  books  of  account  at the end of the month prior to the billing month;


                    "Rm" equals the total accumulated  amortization  reserve for materials and supplies at the end of the Unit's useful life,

                    as shown on  Connecticut

                    Yankee's books of account for the month prior to the billing month; and


                    "Em"  equals the  monthly  operating  expense  accrual to be credited to the accumulated reserve for the billing month.


         Also  included  in the Unit's  operating  expenses  shall be an expense accrual for nuclear fuel which is anticipated to operating  life,  with payment  of such  accruals  being  determined  in  accordance  with the following formula:

                                     1/M times (If-Rf) = Ef

            where:  "M" equals the total number of months beginning with the billing month and ending on May 26, 2004, inclusive;


                    "If"  equals  the  gross  book  value of the  unburned  fuel remaining in the reactor core at the end of the month during which the Unit most  recently shut down for  refueling.  The value of the unburned fuel in the core shall be before any new fuel is added to the core pursuant to refueling;


                    "Rf"  equals the  accumulated  amortization  reserve for the unburned final core value, as shown on Connecticut  Yankee's books of account for the month  prior to the billing  month;

                    and


                    "Ef" equals the monthly fuel  amortization  expense  accrual for the billing month.


         If in any month the earnings,  after deducting  associated  costs, from investment of the segregated fund created pursuant to Section 8 of this

         1987  Supplementary  Power Contract for disposal of prior spent nuclear fuel and  associated  high  level  radioactive  material  exceed or are insufficient to meet Connecticut  Yankee's interest  obligations to the

         U.S.  Department  of Energy in regard to such disposal  costs,  then an appropriate  adjustment will be made to the Unit's  operating  expenses for the month to reflect the net amount of such excess or deficiency.

         "Net  Unit  investment"  shall be  determined  in  accordance  with the provisions of Section 7 of the Power Contract, except that for purposes of this 1987  Supplementary  Power  Contract,  (i) net Unit  investment shall include  construction work in progress only to the extent allowed by the Federal Energy  Regulatory  Commission,  (ii) in determining net

         Unit investment,  the accumulated  provision for depreciation shall not

         include  any  amounts   specifically  allowed  by  the  Federal  Energy

         Regulatory  Commission to be excluded,  (iii) net Unit investment shall include the amount of Connecticut Yankee's obligation for the principal balance and accrued  interest due to the U.S.  Department  of Energy in regard to disposal  of prior spent  nuclear  fuel and  associated  high level radioactive  material,  as shown on Connecticut Yankee's books of account, to the extent that such amount has not been funded pursuant to

         Section  8 of this 1987  Supplementary  Power  Contract,  (iv) net Unit investment shall include, in addition to all other amounts which may be includable therein under said Section 7, but without  duplication,  the aggregate amount
          properly  chargeable at the time in accordance with the Uniform System to Connecticut Yankee's nuclear fuel accounts (other than nuclear fuel in process), less the balance at the time of the accumulated provision for  amortization  of the cost of nuclear fuel  (excluding any amounts specifically  permitted by the Federal Energy Regulatory  Commission),

          and (v) net  Unit  investment  shall be  reduced  by the  reserve  for materials and supplies and unburned  nuclear fuel remaining at the end of the Unit's useful life,  all as  determined in accordance  with the

          Uniform System.


         "Composite  percentage"  shall be  computed  as of the last day of each month  ("the  computation  date"),  and for  any  month  the  composite percentage  shall be that  computed as of the last day of the  previous month. "Composite percentage" as of a computation date shall be the sum of (i) fifteen  percent (15%)  multiplied by the ratio which the equity investment  with respect to the Unit,  as of such date, is to the total capital as of such date;  plus (ii) the  "effective  interest rate" per annum of each
          principal  amount of long-term debt outstanding on such date for money borrowed with respect to the Unit (including the amount of Connecticut

          Yankee's  obligation  to the U.S.  Department  of  Energy in regard to disposal  of prior  spent  nuclear  fuel  and  associated  high  level radioactive  material  which  is  included  in net  Unit  investment),

          multiplied  by the  ratio  which  such  principal  amount  is to total capital as of such date; plus (iii) the "effective  dividend rate" per annum of each series of preferred  stock  outstanding  as of such date with respect to the Unit  multiplied  by the ratio which the amount at which such  preferred  stock would be reflected on a balance  sheet of

          Connecticut Yankee is to total capital as of such date. The "effective interest rate" of each principal  amount of long-term debt referred to in clause (ii) will reflect the annual  interest  requirements  and to the extent applicable, amortization of issuance expenses and discounts and  premiums  and  sinking  fund  call  premiums,  and  expenses  and

          discounts,   refunding  and  retirement  expenses  and  discounts  and

          premiums, and all other expenses applicable to the issue of such indebtedness. The "effective dividend rate" of each series of preferred stock referred to in clause (iii) will reflect the

          annual   dividend   requirements,   and  to  the  extent   applicable,

          amortization of issuance expenses and discounts and premiums,  sinking

          fund  call  premiums  and  expenses  and   discounts,   refunding  and

          retirement expenses and discounts and premiums, and all other expenses applicable to each such issue of preferred stock.


         "Equity  investment" as of any date shall consist of the sum of (i) all amounts  theretofore paid to Connecticut  Yankee for all common capital stock theretofore  issued,  plus all amounts paid to Connecticut Yankee by any of its common stockholders as capital contributions or advances,

         less the sum of any amounts  paid by  Connecticut  Yankee to its common

         stockholders  in  the  form  of  stock   retirements,   repurchases  or

         redemptions,  return of capital or repayments of such  contributions or advances;  plus (ii) any credit balance in the capital  surplus account not included under (i) and in the retained earnings account on the books of Connecticut Yankee as of such date.


         "Total  capital"  as of any date  shall be the equity  investment  with respect  to the  Unit,  plus the  total of the  amount  which  would be reflected on a balance  sheet of  Connecticut  Yankee for all long-term debt and preferred stock then outstanding with respect to the Unit.


         "Uniform  System" shall mean the Uniform System of Accounts  prescribed

         by  the  Federal  Energy   Regulatory   Commission  (or  any  successor

         governmental  authority)  for Class A and Class B Public  Utilities and

         Licensees, as said system may be amended from time to time.


3.       Decommissioning Payment
         -----------------------

         For each  month the  Purchaser  will pay  Connecticut  Yankee an amount equal to the  Purchaser's  entitlement  percentage of the Total  Decommissioning

Costs for the month with respect to the Unit.


     (a)  "Total  Decommissioning Costs" for any month shall mean the sum of (x)

          an amount equal to all accruals in such month to any reserve as from time to time established by Connecticut Yankee and approved  by its  board of  directors,  to  provide  for the  ultimate

          payment  of  the  Decommissioning   Expenses  of  the  Unit  plus  (y)

          Decommissioning  Tax  Liability for such month.  It is understood  (i)

          that such funds may be held by Connecticut Yankee or by an independent trust  or  other  separate  fund,  as  determined  by  said  board  of directors,  (ii) that,  upon  compliance  with  Section 7 hereof,  the amount,  custody  and/or timing of such accruals may from time to time during the term hereof be modified by said board of  directors  in its discretion  or to  comply  with  applicable  statutory  or  regulatory requirements or to reflect changes in the amount, custody or timing of anticipated  Decommissioning  Expenses,  and (iii) that the use of the

          term  "to  decommission"   herein  encompasses   compliance  with  all

          requirements  (other than those relating to spent nuclear fuel) of the

          Nuclear  Regulatory  Commission  or its
          successors  (the "NRC") for  permanent  cessation  of  operation  of a nuclear facility and any other activities reasonably related thereto.


     (b)  "Decommissioning Expenses" shall include:


          (1)  All costs and expenses of any NRC-approved method of removing the

               Unit from service,  including  without  limitation,  dismantling,

               mothballing, entombment, removing radioactive material (excluding spent nuclear fuel) to temporary and/or permanent  storage sites,

               decontaminating,  restoring  and  supervising  the site,  and any costs and expenses incurred in connection with proceedings before

               governmental   authorities   relating  to  any  authorization  to

               decommission the Unit or remove the Unit from service;


          (2)  All costs of labor and services,  whether  directly or indirectly incurred,  including  without  limitation,  services  of foremen,
               inspectors,    supervisors,    surveyors,   engineers,   security

               personnel,  counsel  and  accountants,  performed  or rendered in connection with the  decommissioning  of the Unit and the removal of the Unit from service,  and all costs of materials,  supplies,

               machinery,  construction equipment and apparatus acquired or used

               (including  rental charges for machinery,  equipment or apparatus hired) for or in connection with the  decommissioning of the Unit and the removal of the Unit from service,  and all administrative costs,  including services of counsel and financial advisers,  of any applicable independent trust or other separate fund; it being understood  that any amount,  exclusive of proceeds of insurance,

               realized  by  Connecticut  Yankee as  salvage  on any  machinery,

               construction  equipment  and  apparatus,  the cost of  which  was charged to Decommissioning Expense, shall be treated as a reduction of the amounts otherwise chargeable on account of the costs of decommissioning of the Unit: and


          (3)  All   overhead   costs   applicable   to  the  Unit   during  its

               decommissioning   period,   including,   without   limiting   the

               generality  of the  foregoing,  taxes  (other than taxes on or in respect of income), charges,  licenses,  excises and assessments,

               casualties, surety bond premiums and insurance premiums.


     (c)  "Decommissioning  Tax  Liability"  for any  month  shall be an  amount established  by  Connecticut  Yankee  and  approved  by its  board  of directors to meet possible income tax obligations,  which amount shall not  exceed  the amount to be  included  in the clause (x)  portion of

          Total  Decommissioning  Costs for such month  multiplied by a fraction whose numerator is equal to the combined highest applicable  statutory

          Federal and state marginal income tax rate and whose denominator is equal to one minus the combined highest statutory Federal and state marginal income tax rate.


          Without  limiting the generality of the  foregoing,  any other amounts expended or to be paid with  respect to  decommissioning  o(pound) the

          Unit or removal of the Unit from service shall  constitute part of the

          Decommissioning Expenses if they are, or when paid will be, either (i)

          properly  chargeable to any account  related to  decommissioning  of a nuclear  generating  unit in  accordance  with the  Uniform  System of

          Accounts  applicable  to  Connecticut  Yankee  or  generally  accepted accounting  principles as then in effect, or (ii) properly  chargeable to  decommissioning  of a nuclear  generating  unit in accordance with then  applicable  regulations  of the  NRC or the  FERC  or any  other regulatory agency having jurisdiction.

4.       Decommissioning Payment Billing
         -------------------------------

         Connecticut  Yankee  will bill the  Purchaser,  as soon as  practicable after the end of each  month,  for all  amounts  payable by the  Purchaser  with respect to the particular month pursuant to Section 3 hereof. Such bills will be rendered  in such  detail as the  Purchaser  may  reasonably  request and may be rendered on an estimated  basis subject to corrective  adjustments in subsequent billing periods. All bills shall be due and payable when rendered and any amount remaining  unpaid 15 days  following  the date of  receipt  of bills  shall bear interest at an annual rate equal to 2% in excess of the current  prime rate then in effect at the principal  office in Hartford,  Connecticut of The  Connecticut

Bank and  Trust  Company,  National  Association,  from the due date to the date payment is received by Connecticut Yankee.


5.       Decommissioning Fund
         --------------------

         Connecticut  Yankee  agrees  to pay to,  or cause  to be paid  to,  the

Connecticut  Yankee  Trust  or any  successor  trust  approved  by the  board of directors of Connecticut Yankee all funds collected hereunder for the purpose of decommissioning the Unit or removing the Unit from service.

6.       Duration of Decommissioning Payments
         ------------------------------------

         The   Purchaser's   obligation  to  make  payment  of  its  entitlement

percentage  of Total  Decommissioning  Costs  shall,  whether or not the Unit is operated or operable and  notwithstanding any earlier termination of the service life of the Unit and  cancellation  of the Power  Contract or  Additional  Power

Contract,   remain  in  full  force  and   effect   until  the   completion   of

decommissioning  of the Unit,  it being  recognized  that such  costs  represent deferred payments in connection with power theretofore  delivered by Connecticut

Yankee; provided, however, that the payment of Total Decommissioning Costs shall cease upon the taking of the Unit by exercise of the right of eminent  domain or similar right or power.


7.       Amendment of Decommissioning Payment Provisions
         -----------------------------------------------

         Upon  authorization  by  Connecticut  Yankee's  board of  directors  of uniform  amendments to all the 1987 Supplementary  Power Contracts  identical to this 1987 Supplementary Power Contract,  Connecticut Yankee shall have the right to amend the provisions hereof relating to  decommissioning  payments by serving an  appropriate  statement of such  amendment  upon the Purchaser and filing the same with the Federal Energy Regulatory Commission (or such other regulatory agency as may have jurisdiction in the premises) in accordance with the provisions of applicable laws and any rules and regulations thereunder,  and such amendment shall thereupon become  effective on the date specified  therein,

subject to any suspension order duly issued by such agency. All other amendments to  this  1987  Supplementary  Power  Contract  shall  be by  mutual  agreement,

evidenced by a written amendment signed by the parties hereto.


     8.   Segregated   Fund  for  Disposal  of  Prior  Spent  Nuclear  Fuel  and
          ----------------------------------------------------------------------
          Associated High Level Radioactive Material
          ----------------------------------------------------------------------

         Connecticut  Yankee  agrees  to pay to,  or cause  to be paid  into any segregated  fund approved by the board of directors of Connecticut  Yankee funds collected  under  this 1987  Supplementary  Power  Contract  for the  purpose of disposing of prior spent  nuclear  fuel and  associated  high level  radioactive material.  Funds previously  collected by Connecticut  Yankee from the Purchaser for the purpose of disposing of prior spent  nuclear  fuel and  associated  high level  radioactive  material shall also be paid into any such  segregated  fund.

Connecticut Yankee further agrees that any funds collected from the Purchaser to meet such disposal costs which are not used for that purpose will be refunded to the Purchaser at the time final  payment of such  disposal  costs is made to the

U.S. Department of Energy.

9.       Supplementary Payment to Payments Under The Additional Power Contract
         ---------------------------------------------------------------------

         With respect to each month commencing on or after the effective date of service  under  the  Additional  Power  Contract,  the  Purchaser  will  pay  to

Connecticut  Yankee  the  amount  by  which  (i)  the  Purchaser's   entitlement

percentage of the sum of (a) Connecticut  Yankee's total operating  expenses for the month with respect to the Unit and (b) an amount equal to one-twelfth (1/12)

of the composite  percentage for such month of the net Unit investment,  exceeds

(ii) the amount  payable by the Purchaser for the month pursuant to Section 7 of the Additional Power Contract.


         For the purposes of determining the amount, if any, to be paid pursuant to this  Section  9,  the  definitions  set  forth  in  Section  2 of this  1987

Supplementary Power Contract shall apply.


10.      Supplementary Payments Upon Termination of the Unit's Service Life
         ------------------------------------------------------------------

         In addition to all amounts otherwise payable by the Purchaser  pursuant to the Power  Contract and  Additional  Power  Contract,  the Purchaser  will be obligated to pay to Connecticut Yankee, whether or not the Unit is operated or operable and notwithstanding any earlier termination of the service life of the

Unit and  cancellation of the Power Contract or Additional  Power Contract,  the

Purchasers  entitlement percentage of expenses associated with disposal of prior spent nuclear fuel.  Such spent nuclear fuel expenses will be billed and paid in the same manner as decommissioning payments pursuant to Sections 4 and 6 hereof.


11.      Arbitration
         -----------

         In case any dispute shall arise as to the interpretation or performance of this 1987  Supplementary  Power  Contract  which  cannot be settled by mutual agreement, such dispute shall be submitted to arbitration.  The parties shall if possible  agree  upon a single  arbitrator.  In case of failure to agree upon an arbitrator  within 15 days after the  delivery by either party to the other of a written  notice  requesting  arbitration,  either party may request the American

Arbitration  Association  to  appoint  the  arbitrator.  The  arbitrator,  after opportunity  for each of the parties to be heard,  shall consider and decide the dispute and notify the parties in writing of his decision.  Such decision  shall be binding upon the parties,  and the expenses of the arbitration shall be borne equally by them.

12.      Regulation
         ----------

         This 1987 Supplementary Power Contract, and all rights, obligations and performance of the parties  hereunder,  are subject to all applicable  state and

Federal law and to all duly promulgated  orders and other duly authorized action of any governmental authority having jurisdiction.


13.      Assignment
         ----------

         This 1987 Supplementary  Power Contract shall be binding upon and shall inure to the benefit of, and may be performed by, the  successors and assigns of the parties,  except that no  assignment,  pledge or other transfer of this 1987

Supplementary  Power  Contract  by either  party  shall  operate to release  the assignor,  pledgor  or  transferor  of any of its  obligations  under  this 1987

Supplementary  Power Contract  unless consent to the release is given in writing by the other party, or, if the other party has theretofore assigned,  pledged or otherwise transferred its interest in this 1987 Supplementary Power Contract, by the other party's  assignee,  pledgee or transferee,  or unless such transfer is incident to a merger or consolidation  with, or transfer of all or substantially all of the assets of the transferor to, another  Purchaser  which shall, as part of such  succession,
assume all the obligations of the transferor under this contract.


14.      Right of Setoff
         ---------------

         The  Purchaser  shall not be entitled  to set off against the  payments required to be made by it under this 1987  Supplementary  Power Contract (i) any amounts owed to it by  Connecticut  Yankee or (ii) the amount of any claim by it against Connecticut Yankee. However, the foregoing shall not affect in any other way the Purchaser's rights and remedies with respect to any such amounts owed to it by Connecticut Yankee or any claim by it against Connecticut Yankee.


15.      Interpretation
         --------------

         The  interpretation  and performance of this 1987  Supplementary  Power

Contract  shall be in accordance  with and controlled by the law of the State of

Connecticut.


16.      Addresses
         ---------

         Except as the parties may otherwise agree, any notice, request, bill or other  communication  from  one  party  to the  other,  relating  to  this  1987

Supplementary Power Contract,  or the rights,  obligations or performance of the parties
hereunder, shall be in writing and shall be effective upon delivery to the other party. Any such communication  shall be considered as duly delivered when mailed to the  respective  post office  address of the other party shown  following the signatures of such other party hereto,  or such other post office address as may be designated by written notice given as provided in this Section.


17.      Corporate Obligations
         ---------------------

         This  1987  Supplementary  Power  Contract  is the  corporate  act  and

obligation  of  the  parties  hereto,   and  any  claim  hereunder  against  any

stockholder, director or officer of any party, as such, is expressly waived.


18.      Usage of Defined Terms
         ----------------------

         Except where otherwise  specifically provided herein, the usage in this

1987  Supplementary  Power  Contract  of terms  which are  defined  in the Power

Contract and Additional  Power Contract shall be deemed to be in accordance with the definitions thereof in the Power Contract.


19.      Counterparts
         ------------

         This 1987 Supplementary Power Contract may be executed in any number of counterparts and each executed  counterpart shall have the same force and effect as an original
instrument and as if all the parties to all of the  counterparts  had signed the same instrument.  Any signature page of this 1987  Supplementary  Power Contract may be detached from any counterpart  without  impairing the legal effect of any signatures  thereon,  and may be  attached to another  counterpart  of this 1987

Supplementary  Power Contract identical in form hereto but having attached to it one or more signature pages.


20.      Effectiveness
         -------------

         This 1987  Supplementary  Power Contract shall become  effective  sixty days after the date upon which this 1987 Supplementary Power Contract shall have been  filed  with the  Federal  Energy  Regulatory  Commission,  subject  to any suspension  order duly issued by the Federal Energy  Regulatory  Commission.  At such time as this 1987  Supplementary  Power Contract becomes effective it shall

supersede  and  cancel  the  previous   Supplemental   Power  Contracts  between

Connecticut Yankee and the Purchaser,  except that this 1987 Supplementary Power

Contract  shall  not  affect  the  obligation  to pay any sums of money due with respect to any prior period under the terms of any such  previous  Supplementary

Power Contracts.

         IN WITNESS WHEREOF,  the parties have executed this 1987  Supplementary

Power Contract by their respective officers duly authorized as of the 1st day of

April, 1987.

                                CONNECTICUT YANKEE ATOMIC POWER COMPANY


                                 By_____________________________________
                                   Its:

                                 Address: P.O. Box 270
                                          Hartford, CT 06101



                                 THE UNITED ILLUMINATING COMPANY


                                 By_____________________________________
                                   Its:

                                 Address:  80 Temple Street
                                           New Haven, CT 06506